UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019
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PHILLIPS EDISON GROCERY CENTER REIT III, INC.
(Exact name of registrant as specified in its charter)
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Maryland	333-217924	32-0499883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2019, Phillips Edison Grocery Center REIT III, Inc. (the "Company") held its annual meeting of stockholders. At the annual meeting, the stockholders elected four directors to serve until the annual meeting in 2020 and until their successors are duly elected and qualified. The final results are as follows:

Nominee	For	Withheld	Broker Non-Votes
Jeffrey S. Edison	3,644,741	17,954	0
Toan C. Huynh	3,639,086	23,609	0
Mark D. McDade	3,644,741	17,954	0
Richard J. Smith	3,639,086	23,609	0

Item 8.01.   Other Events.

In connection with conducting a strategic alternatives review process, on June 12, 2019, the Company's Board of Directors ("Board") approved the suspension of the Company's primary offering and the offering pursuant to the distribution reinvestment plan (together, the "Public Offering"), effective June 14, 2019. The Board believes that it would be in the best interests of the Company and its stockholders to suspend the Public Offering to allow the Board to evaluate potential strategic alternatives and, if appropriate and at the appropriate time, recommence the Public Offering. The Company's policy will be to accept new subscription agreements only if they are signed and dated, fully funded, and in good order no later than the close of business on June 14, 2019. As a result of the suspension of the distribution reinvestment plan, all future distributions will be paid to stockholders in cash via checks mailed to the address of record listed on the account unless otherwise indicated. In addition, on June 12, 2019 and in connection with the strategic alternatives review, the Board approved the suspension of the Company's share repurchase program, effective June 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT III, INC.

Dated: June 14, 2019	By:	/s/ R. Mark Addy
President and Chief Operating Officer